UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2023

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Part I.

On October 3, 2023, Motorsport Games Inc. (the “Company”) entered into an Assignment and Assumption Agreement (the “Assignment”) among the Company, 704GAMES LLC, a Delaware limited liability company (successor by merger to 704 Games Company, a Delaware corporation) and a wholly owned subsidiary of the Company (“704”), and iRacing.com Motorsport Simulations, LLC (“iRacing”).

Pursuant to the Assignment, 704 sold and assigned to iRacing and iRacing acquired and assumed from 704 that certain Second Amended and Restated Distribution and License Agreement by and between 704Games LLC, a Delaware limited liability company (successor by merger to 704 Games Company, a Delaware corporation), a wholly owned subsidiary of the Stockholder, and NASCAR Team Properties, a series trust organized under the laws of Delaware (“NASCAR”), effective as of January 1, 2019, as amended (the “NASCAR License”) and all liabilities that accrue under the NASCAR License following the date of the Assignment (the “Assumed Liabilities”). iRacing did not assume any liabilities of 704 or its affiliates, whether relating to the NASCAR License or otherwise, other than the Assumed Liabilities.

Prior to the execution and closing of the sale and assignment of the NASCAR License, the Company, through its subsidiary 704, developed, manufactured, marketed, distributed and sold video game titles related to NASCAR (the “NASCAR Games”).

As consideration for such sale and assignment of the NASCAR License and all rights related thereto, iRacing paid to 704 $5,000,000 at closing of the transactions contemplated by the Assignment. In addition, iRacing is obligated under the Assignment to pay 704 additional (i) $500,000 payable on the date that is 6 months following such closing and (ii) $500,000 on the earlier of such date when all NASCAR Games have been removed by 704 from the websites, smart phone applications or other digital portal engaging in sales or providing access to the NASCAR Games, including without limitation Xbox, PlayStation and Switch and all other domain names, web addresses and websites used by 704 in the its business (collectively, the “Business Platforms”), or December 31, 2024, provided that all NASCAR Games have been removed by 704 from the Business Platforms; and in any event no earlier than such date that is one (1) year following the closing of the Assignment.

Pursuant to the Assignment, 704 agreed to remove all 704’s NASCAR Games that were conceived, developed or sold prior to the closing of the Assignment (collectively “Legacy NASCAR Games”) from all Business Platforms no later than December 31, 2024. Pursuant to the Assignment, following the closing, 704 cannot develop, create or license any new content related to NASCAR Games other than ordinary course of business “patches” and the impending “NASCAR Heat 5 2022 Season DLC. Pursuant to the Assignment, following the closing, 704 will not restrict, limit or impede, directly or indirectly, iRacing from obtaining any additional licenses from NASCAR, including, but not be limited to, any racetracks, race cars, race car drivers or racing teams that are raced or participate in the NCWTS, NXS, NCS, NBS, or any NASCAR branded series of any kind whether national, regional or international. “NCWTS,” “NXS” and “NCS” means respectively ‘‘NASCAR Camping World Truck Series,” “NASCAR Xfinity Series,” ‘‘NASCAR Cup Series,” and NASCAR branded series or any respective predecessor or successor series thereto, and any other additional licenses that may be included in such licenses between NASCAR and iRacing or its affiliates. Notwithstanding the foregoing, the Assignment provides that 704 may continue to sell all Legacy NASCAR Games until December 31, 2024 pursuant to a new NASCAR New Limited License (as defined and summarized in Part III of this Item 1.01).

The closing of the Assignment was conditioned upon (i) consent to such Assignment by NASCAR and a limited release of certain liabilities by NASCAR, which consent and release was obtained on October 3, 2023, as disclosed in Part II of this Item 1.01; (ii) NASCAR granting to 704 such rights as are needed for 704 to continue distributing and selling through December 31, 2024 the Legacy NASCAR Games pursuant to a new NASCAR New Limited License, which license was granted to 704 by NASCAR at the closing of the Assignment and (iv) iRacing and NASCAR entering into a new amended and restated license agreement replacing the NASCAR License in its entirety effective upon such closing, which condition has been satisfied at such closing.

The foregoing description of the Assignment does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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Part II.

On October 3, 2023, 704 entered into a Consent to Assignment and Assumption of, and Releases (the “NASCAR Consent”) with NASCAR and iRacing, with respect to the transactions contemplated by the Assignment.

Pursuant to the NASCAR Consent, the parties agreed that, as a condition to NASCAR’s consent to the Assignment and the releases, 704 paid NASCAR from the proceeds received by 704 from iRacing upon the closing of the Assignment the following sums, which are designated as minimum annual guarantee as set forth in the NASCAR New Limited License: (i) the remaining portion of the Minimum Annual Guarantee under the NASCAR License for 2023 in the amount of $656,114.89, and (ii) a prepaid, mutually agreed upon reduced amount of the Minimum Annual Guarantee under the NASCAR License for 2024 in the amount of $598,000.

Pursuant to the NASCAR Consent, except with respect to the Carved-Out Obligations (as defined below), NASCAR released 704 and its affiliates from any and all obligations or liabilities of any nature (whether fixed, contingent, potential or otherwise, and whether due or to become due, known or unknown, accrued or unaccrued, and whether presently existing, or arising or asserted after the date of this consent) in connection with the NASCAR License.

“Carved-Out Obligations” means (i) customer support and liabilities of the Legacy NASCAR Games during the effective date of the NASCAR License to December 31, 2024 and (ii) obligations of 704 under the NASCAR New Limited License (as defined below). Except as set forth in the NASCAR New Limited License, the Carved-Out Obligations do not include any obligation and any related Liabilities with respect to any royalties under the NASCAR New Limited License.

The foregoing description of the NASCAR Consent does not purport to be complete and is qualified in its entirety by reference to the full text of the NASCAR Consent filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Part III.

On October 3, 2023, 704 entered into a new Limited License Agreement with NASCAR (the “NASCAR New Limited License”). Pursuant to the NASCAR New Limited License, NASCAR granted 704 a limited non-exclusive right and license to manage, support, operate, distribute, provide operational sell-off marketing (including sales incentives and promotions) and sell the Licensed Products (defined in the NASCAR New Limited License as games and DLC listed in the table included to the NASCAR New Limited License). The sell-off marketing (including sales incentives and promotions) will be subject to NASCAR’s prior written approval, which approval will not be unreasonably withheld. 704 may, at its option, distribute the Licensed Products for sale to consumers and retail outlet directly, directly via the Internet subject to the limitations in the NASCAR New Limited License and/or via distributors on a regional (i.e., country-by-country) basis.

In consideration of the rights granted the NASCAR New Limited License, 704 is obligated to pay NASCAR a royalty as a percentage of Net Sales (as defined in the NASCAR New Limited License) of Licensed Products, subject to prepayment by 704 of the following the following sums disclosed in Part II of this Item 1.01: (i) the remaining portion of the Minimum Annual Guarantee under the NASCAR License for 2023 in the amount of $656,114.89, and (ii) a prepaid, mutually agreed upon reduced amount of the Minimum Annual Guarantee under the NASCAR License for 2024 in the amount of $598,000. 704 paid such sums to NASCAR from the proceeds received by 704 from iRacing upon the closing of the Assignment.

For clarification, the NASCAR New Limited License does not grant 704 any right to create, make and/or sell any new product as the NASCAR New Limited License is solely intended to allow 704 to continue supporting the Licensed Products created pursuant to the original NASCAR License through December 31, 2024.

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The foregoing description of the NASCAR New Limited License does not purport to be complete and is qualified in its entirety by reference to the full text of the NASCAR New Limited License filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

There is no material relationship between the Company or its affiliates (including 704), on the one hand, and iRacing and/or NASCAR, on the other hand, other than in respect of the transaction pursuant to the Assignment, the NASCAR Consent and the NASCAR New Limited License.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures provided in Item 1.01 of this Report are hereby incorporated by reference into this Item 2.01.

Item 8.01. Other Events.

On October 5, 2023, the Company issued a press release announcing the sale and transfer of the NASCAR License to iRacing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statements of income of the Company and the unaudited pro forma consolidated balance sheet of the Company for the six months ended June 30, 2023, after giving pro forma effect to sale and transfer of the NASCAR License to iRacing, and notes to the unaudited pro forma condensed financial statements is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein. This information should be read in conjunction with the historical financial statements and notes of the Company included in the Quarterly Report on Form 10-Q for the period ended June 30, 2023 and in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(d) Exhibits

Exhibit No.	Description

10.1	Assignment and Assumption Agreement, dated as of October 3, 2023, among the Company, 704GAMES LLC and iRacing.com Motorsport Simulations, LLC
10.2*	Consent to Assignment and Assumption of, and Releases, dated as of October 3, 2023, among 704GAMES LLC, iRacing.com Motorsport Simulations, LLC and NASCAR Team Properties, a series trust organized under the laws of Delaware.
10.3*	Limited License Agreement, dated as of October 3, 2023, between 704GAMES LLC and NASCAR Team Properties, a series trust organized under the laws of Delaware.
99.1	Press release, dated October 5, 2023, announcing the sale and transfer of the NASCAR License to iRacing.com Motorsport Simulations, LLC
99.2	Unaudited pro forma condensed consolidated statement of income of the Company for the twelve months ended December 31, 2022, unaudited pro forma condensed combined statement of income for the six months ended June 30, 2023, unaudited pro forma consolidated balance sheet of the Company for the six months ended June 30, 2023 and notes to the unaudited pro forma condensed financial statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) is the type that the Company treats as private or confidential.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: October 5, 2023	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Assignment and Assumption Agreement, dated as of October 3, 2023, among the Company, 704GAMES LLC and iRacing.com Motorsport Simulations, LLC
10.2*	Consent to Assignment and Assumption of, and Releases, dated as of October 3, 2023, among 704GAMES LLC, iRacing.com Motorsport Simulations, LLC and NASCAR Team Properties, a series trust organized under the laws of Delaware.
10.3*	Limited License Agreement, dated as of October 3, 2023, between 704GAMES LLC and NASCAR Team Properties, a series trust organized under the laws of Delaware.
99.1	Press release, dated October 5, 2023 announcing the sale and transfer of the NASCAR License to iRacing.com Motorsport Simulations, LLC
99.2	Unaudited pro forma condensed consolidated statement of income of the Company for the twelve months ended December 31, 2022, unaudited pro forma condensed combined statement of income for the six months ended June 30, 2023, unaudited pro forma consolidated balance sheet of the Company for the six months ended June 30, 2023 and notes to the unaudited pro forma condensed financial statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) is the type that the Company treats as private or confidential.

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